                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                               Michael K. Farrell
     Chairman of the Board, President, Chief Executive Officer and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President, Chief Executive Officer and a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with Registered Fixed Account Option fixed annuity (File No. 333-178886 and related File Nos. 333-172860, 333-156933, 333-147911, 333-138472, 333-132230, 333-120754,
333-49462, 333-113268, 333-104087, 333-84176, 333-41364), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22(nd) day of February, 2012.

                                        /s/ Michael K. Farrell
                                        --------------------------
                                        Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Maria R. Morris
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Maria R. Morris, a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with Registered Fixed Account Option fixed annuity (File No. 333-178886 and related File Nos. 333-172860, 333-156933, 333-147911, 333-138472, 333-132230,
333-120754, 333-49462, 333-113268, 333-104087, 333-84176, 333-41364), and to
have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2012.

                                        /s/ Maria R. Morris
                                        --------------------------
                                        Maria R. Morris

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with Registered Fixed Account Option fixed annuity (File No. 333-178886 and related File Nos. 333-172860, 333-156933, 333-147911, 333-138472, 333-132230, 333-120754,
333-49462, 333-113268, 333-104087, 333-84176, 333-41364), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23(rd) day of February, 2012.

                                        /s/ Stanley J. Talbi
                                        --------------------------
                                        Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with Registered Fixed Account Option fixed annuity (File No. 333-178886 and related File Nos. 333-172860, 333-156933, 333-147911, 333-138472, 333-132230, 333-120754,
333-49462, 333-113268, 333-104087, 333-84176, 333-41364), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22(nd) day of February, 2012.

                                        /s/ Peter M. Carlson
                                        --------------------------
                                        Peter M. Carlson